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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): MARCH 31, 2003


                         ASCENTIAL SOFTWARE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                   000-15325                 94-3011736
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     (State or Other               (Commission             (I.R.S. Employer
       Jurisdiction               File Number)           Identification No.)
    of Incorporation)

                50 WASHINGTON STREET
             WESTBOROUGH, MASSACHUSETTS                         01581
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      (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code: (508) 366-3888


                                 NOT APPLICABLE.
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          (Former Name or Former Address, if Changed Since Last Report)
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      This Current Report on Form 8-K is filed by Ascential Software
Corporation, a Delaware corporation (the "Registrant"), in connection with the matters described herein.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On March 31, 2003, the Audit Committee of the Board of Directors of the Registrant approved the dismissal of KPMG LLP ("KMPG") as the Registrant's independent accountants.

      The audit reports of KPMG on the Registrant's consolidated financial statements for fiscal years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

      KPMG's report on the consolidated financial statements of the Registrant as of and for the years ended December 31, 2002 and 2001 contained a separate paragraph stating "As discussed in Note 1 to the consolidated financial statements, effective January 1, 2002, the Company adopted Statement of Financial Accounting Standard No. 142, Goodwill and Other Intangible Assets."

      During fiscal years 2002 and 2001 and the subsequent interim period through March 31, 2003, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of such disagreement in connection with its reports on the financial statements of the Registrant. A letter from KPMG LLP is attached as Exhibit 16.1 to this Form 8-K.

      On March 31, 2003, the Audit Committee of the Registrant's Board of Directors approved the engagement of PricewaterhouseCoopers LLP ("PWC") as the Registrant's independent accountants for the fiscal year ending December 31, 2003. During fiscal years 2002 and 2001 and the subsequent interim period through the date of PWC's engagement, neither the Registrant nor anyone on its behalf has consulted PWC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided to the Registrant that PWC concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304(a) of Regulation S-K), or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements of Businesses Acquired.

      None.

(b)   Pro Forma Financial Information.

      None.

(c)   Exhibits.
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Exhibit No.        Description
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    16.1           Letter from KPMG LLP to the Securities and Exchange
                   Commission dated April 2, 2003.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 3, 2003             ASCENTIAL SOFTWARE CORPORATION

                                 By:   /s/ Robert C. McBride
                                       -----------------------------------
                                 Name: Robert C. McBride
                                 Title:Vice President and Chief Financial
                                       Officer
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                                  EXHIBIT INDEX



EXHIBIT NO.        DESCRIPTION
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   16.1            Letter from KPMG LLP to the Securities and Exchange
                   Commission dated April 2, 2003.